UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	March 11, 2014

AgFeed Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     100 Bluegrass Commons Blvd., Suite 310, Hendersonville, Tennessee 37075

(Address of principal executive offices, including zip code)

  (917) 804-3584

(Registrant’s telephone number, including area code)

  Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On March 11, 2014, the U.S. Securities and Exchange Commission (the “Commission”) filed a civil complaint against AgFeed Industries, Inc. (the “Company”) and six of its former officers in the U.S. District Court for the Middle District of Tennessee, alleging that they violated antifraud, books and records, reporting, deceit of auditors, internal controls and incentive compensation disgorgement provisions of the federal securities laws. The Commission also announced settlements with two other former officers of the Company under which each officer consented to an order instituting public administrative and cease-and-desist proceedings, making findings, and imposing remedial sanctions and cease-and-desist orders and penalties. The complaint and the settlements relate to the Commission’s investigation into issues arising out of accounting errors and irregularities in the Company’s feed mill and legacy farms businesses in China, which resulted in errors and misstatements in the Company’s financial statements from 2007 through the second quarter of 2011. The Company is engaged in settlement discussions with the staff of the Commission, but cannot predict with any certainty the results of those discussions or of the U.S. District Court proceedings arising from the complaint.

Separately, the Company has consented to the entry of an administrative order by the Commission pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the “Exchange Act”) under which the Company’s registration under the Exchange Act would be revoked. Upon the effectiveness of this order, among other things, the Company’s obligation to file periodic reports under the Exchange Act would terminate, and no member of a national securities exchange, broker, or dealer may make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, the Company’s securities. The Company has filed a motion with the United States Bankruptcy Court for the District of Delaware, which is overseeing the Company’s Chapter 11 bankruptcy proceedings, requesting that the court approve the administrative order.

* * * * *

NOTICE TO SHAREHOLDERS

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 bankruptcy proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in our Chapter 11 bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Date: March 13, 2014	By:	/s/ Keith A. Maib
Keith A. Maib Chief Restructuring Officer

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